File No. 33-79290

                        As filed on ^ October 1, 1997


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                              --
     Pre-Effective Amendment No.
     Post-Effective Amendment No.   ^ 13                                       X
                                  --------                                    --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                              --
     Amendment No.     ^ 14                                                    X
                   ------------                                               --


                         INVESCO SPECIALTY FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)
                 7800 E. Union Avenue, Denver, Colorado  80237
                   (Address of Principal Executive Offices)
                 P.O. Box 173706, Denver, Colorado  80217-3706
                              (Mailing Address)
      Registrant's Telephone Number, including Area Code:  (303) 930-6300

                              Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado  80237
                     (Name and Address of Agent for Service)
                               -------------------
                                    Copies to:
                              Ronald M. Feiman, Esq.
                              Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                              114 West 47th Street
                            New York, New York  10036
                               -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective
_X_ immediately upon filing pursuant to paragraph (b)
--- on ________________, pursuant to paragraph (b)
--- 60 days after filing pursuant to paragraph (a)(i)
--- on ^________________, pursuant to paragraph (a)(i)
--- 75 days after filing pursuant to paragraph (a)(ii)
--- ^  on ________________, pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of its shares of common stock for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, ^ 1997, was filed on or about September ^ 22, 1997.


                              Page 1 of 150
                    Exhibit index is located at page 115

                                     NOTE


      This Post-Effective Amendment (Form N-1A) is being filed to ^ update the Prospectus for ^ the INVESCO S&P 500 Index Fund, a new series which was originally filed on July 16, 1997, and does not affect the Prospectuses for the INVESCO Worldwide Capital Goods, INVESCO Worldwide Communications, INVESCO European Small Company, INVESCO Latin American Growth, INVESCO Asian Growth and INVESCO Realty Funds.

                         INVESCO SPECIALTY FUNDS, INC.
                          ---------------------------

                             CROSS-REFERENCE SHEET

      Form N-1A
         Item                                         Caption
      ---------                                       -------

Part A                              Prospectus

      1.......................      Cover Page

      2.......................      Annual Fund Expenses; Essential
                                    Information

      3.......................      Fund Price and Performance

      4.......................      Investment Objective and Strategy;
                                    Investment Policies and Risks; The
                                    Fund and Its Management

      5.......................      The Fund and Its Management

      5A......................      Not Applicable

      6.......................      Fund Services; Taxes, Dividends and
                                    Capital Gain Distributions;
                                    Additional Information

      7.......................      How To Buy Shares; Fund Price and
                                    Performance; Fund Services; The
                                    Fund and Its Management

      8.......................      Fund Services; How to Sell Shares

      9.......................      Not Applicable

Part B                              Statement of Additional Information

      10......................      Cover Page

      11......................      Table of Contents

      Form N-1A
         Item                                         Caption
      ---------                                       -------

      12......................      The Funds and Their Management

      13......................      Investment Practices; Investment
                                    Policies and Restrictions

      14......................      The Funds and Their Management

      15......................      The Funds and Their Management;
                                    Additional Information

      16......................      The Funds and Their Management;
                                    Additional Information

      17......................      Investment Practices; Investment
                                    Policies and Restrictions

      18......................      Additional Information

      19......................      How Shares Can Be Purchased; How
                                    Shares Are Valued; Services
                                    Provided by the Funds; Tax-Deferred
                                    Retirement Plans; How to Redeem
                                    Shares

      20......................      Dividends, Capital Gain
                                    Distributions and Taxes

      21......................      How Shares Can Be Purchased

      22......................      Performance Data

      23......................      Additional Information; Unaudited
                                    Financial Statements for INVESCO
                                    Realty Fund

Part C                              Other Information

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS


October ^ 1, 1997


                          INVESCO S&P 500 INDEX FUND
                         Class I and Class II Shares

      INVESCO S&P 500 Index Fund (the "Fund") seeks to provide both price performance and income comparable to the Standard & Poor's 500 Composite Stock Index (the "S&P 500" or the "Index"), which is composed of 500 selected large capitalization stocks. In pursuing this objective, the Fund will invest in the equity securities that comprise the S&P 500 in approximately the same proportions that they are represented in the Index, and in other instruments that are based upon the value of the Index.


      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated October ^ 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085; or ^ visit our web site at http://www.invesco.com.


      The Fund offers two classes of shares. Class I shares are not subject to any distribution fee; Class II shares are subject to an annual distribution fee of 0.25% of the Fund's average daily net assets attributable to Class II shares. Both Class I and Class II shares may be subject to a redemption fee.


      The Fund is a series of INVESCO Specialty Funds, Inc. (the "Company"), a diversified, open-end managed no-load mutual fund consisting of seven separate portfolios of investments. Separate Prospectuses are available upon request from INVESCO ^ Distributors, Inc. for the Company's other funds: INVESCO Worldwide Capital Goods Fund, INVESCO Worldwide Communications Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, INVESCO Asian Growth Fund and INVESCO Realty Fund. Investors may purchase shares of any or all of the Funds. Additional Funds may be offered by the Company in the future.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                          Page
                                                                          ----

ESSENTIAL INFORMATION........................................................7

ANNUAL FUND EXPENSES.........................................................8

INVESTMENT OBJECTIVE AND STRATEGY...........................................10

INVESTMENT POLICIES AND RISKS...............................................12

THE FUND AND ITS MANAGEMENT.................................................15

FUND PRICE AND PERFORMANCE..................................................18

HOW TO BUY SHARES...........................................................19

FUND SERVICES...............................................................24

HOW TO SELL SHARES..........................................................25

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.............................28

ADDITIONAL INFORMATION......................................................30

ESSENTIAL INFORMATION

      Investment Goal And Strategy. INVESCO S&P 500 Index Fund seeks to provide price performance and income comparable to that of the S&P 500, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The Fund also may invest in other instruments whose value depends upon or derives from the value of the S&P 500. There is no guarantee that the Fund will meet its objective. See "Investment Objective and Strategy" and "Investment Policies and Risks."

      Designed  For.  Investors   primarily  seeking  a  competitive   long-term
investment return through a diversified portfolio. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Trust To Minors Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

      Time Horizon. Since stock prices fluctuate on a daily basis, the Fund's price per share varies daily. Stock prices may decline for extended periods. Potential shareholders should consider this a long-term investment.


      Risks. The Fund's investment strategy seeks to track the investment composition and performance of the S&P 500 by investing in the common stocks that comprise the Index in approximately the same proportions as they are represented in the Index and in other instruments whose value depends upon or derives from the value of the S&P 500. Accordingly, the Fund does not employ traditional methods of investment management to select the securities held in its portfolio. Since the Fund ^ will attempt to ^ track the Index, when the overall stock market rises or falls, the price of shares in the Fund can be expected to rise and fall at the same time. The Fund does not eliminate market risk; rather, it attempts to ensure that its returns will be comparable to those of the overall stock market. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short term. See "Investment Objective and Strategy" and "Investment Policies and Risks."

     Organization and Management. The Fund is a series of the Company, a diversified, managed no-load mutual fund. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG")^, founded in 1932^, to serve as investment adviser, administrator^ and transfer agent. ^ World Asset Management ("World") ^ serves as sub-adviser. Together, IFG and World constitute "Fund
Management." INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of IFG, is the Fund's distributor."

      ^ IFG and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that ^ manages approximately $165 billion in assets. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.


     Under an agreement with IFG, World serves as sub-advisor to the Fund. In that capacity, World has the primary responsibility, under the supervision of IFG, for providing portfolio management services to the Fund. See "The Fund and Its Management."

      This Fund offers all of the following services at no charge:
      -----------------------------------------------------------

      Class I and II Shares
      ---------------------
      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions

      Class II Shares Only
      --------------------
      Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."


      Minimum Initial Investment: For Class I shares, the minimum initial investment is ^ $250,000^. For Class II shares, the minimum initial investment is $5000 for individual accounts and $2000 for Individual Retirement Accounts ("IRAs") which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase.

      Minimum Subsequent Investment: For Class I shares, the minimum subsequent investment is $25,000 and for Class II shares, the minimum subsequent investment is $1,000. (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares, other than a fee to redeem or exchange shares held less than three months. See "Shareholder Transactions Expenses." The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the average net assets attributable to Class II shares of the Fund each year. See "How To Buy Shares --Distribution Expenses."

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

      We calculate annual operating expenses as a percentage of the Fund's estimated expenses for the current fiscal year. To keep expenses competitive, the Fund's adviser will voluntarily reimburse the Fund for amounts in excess of 0.30% of average net assets relating to Class I shares and 0.55% of average net assets relating to Class II shares.


                                        Class I                 Class II
                                        -------                 --------
Shareholder Transaction Expenses
--------------------------------

Sales load "charge" on purchases         None                     None
Sales load "charge" on reinvested
   dividends                             None                     None
Redemption fees                          1.00%*                   1.00%
Exchange fees                            1.00%*                   1.00%*

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Management Fee                           0.25%                    0.25%
12b-1 Fees                               None                     0.25%
Other Expenses (1)                       ^ 0.05%                  ^ 0.05%^
Total Fund Operating Expenses (1)        ^ 0.30%                  ^ 0.55%^


*There is a 1% fee retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges, which is imposed only on redemptions or exchanges of shares held less than three months.


(1) Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. If necessary, certain Fund expenses will be absorbed voluntarily by IFG for at least the first fiscal year of the Fund's operations in order to ensure that expenses for the Fund will not exceed ^ 0.30% of average daily net assets ^ relating to Class I shares and 0.55% of average daily net assets relating to Class II shares. If such voluntary expense ^ limits were not in effect, the Fund's "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ending July 31, 1998 are estimated to be ^ 0.42% and ^ 0.67%, respectively, of Class I shares average net assets and ^ 0.60% and ^ 1.10%, respectively, of Class II shares average net assets. Actual expenses are not provided because the Fund ^ does not expect to begin a public offering of its securities until ^ on or about November 15, 1997.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                        1 Year      3 Years
                        ------      -------

Class I                 ^ $3        $10
Class II                ^ $6        $18


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."

      Because the Fund pays a distribution fee on Class II shares, investors who own Class II shares of the Fund for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

INVESTMENT OBJECTIVE AND STRATEGY


      The Fund seeks to track the aggregate price and income performance of the S&P 500, an index comprised of common stocks of U.S. companies that emphasizes large-capitalization companies. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. The Fund ^ will seek to achieve its objective by investing in the common stocks that comprise the Index in approximately the same proportions as they are represented in the S&P 500. The Fund also may invest in other instruments that are based upon the value of the Index, including Standard & Poor's Depository Receipts ("SPDRs"), and it may ^ also purchase and sell futures contracts and options on the Index. There is no assurance that the Fund's investment objective will be met.

      The S&P 500 is comprised of 500 common stocks that are chosen by Standard & Poor's Corporation ("S&P") for inclusion in the Index. As of June 30, 1997 the S&P 500 represented approximately ^ 71% of the market capitalization of publicly-traded common stocks in the United States. The Index is weighted by market value. Because of this weighting, the ^ 144 largest companies in the S&P 500 accounted for approximately ^ 75% of the Index at June 30, 1997. Typically, companies included in the S&P 500 are dominant firms in their industries, and approximately 75% of them trade on the New York Stock Exchange.

      The Fund is managed through the use of an "indexing" investment style, which attempts to track the investment composition of the S&P 500 through statistical methods. Therefore, the Fund does not employ typical methods of mutual fund investment management, such as selecting securities on the basis of economic, financial or market analysis. The Fund is managed without regard to potential tax ramifications.


      The Fund cannot precisely duplicate the investment composition or performance of the Index because, unlike the Fund, the Index is unmanaged and has no expenses. Moreover, the Fund must take into account sales and redemptions of Fund shares and other factors that are inapplicable to the Index itself. Although the Fund at any given time may not hold securities of all 500 companies represented in the Index, ^ at commencement of operations it will hold securities of a relatively small number of those companies. As assets in the Fund increase, it normally will hold securities of at least 95% of those companies. Because at any given time the Fund likely will not precisely mirror the S&P 500, the Fund would ordinarily place heavier concentration on industry sectors dominated by large corporations, such as communications or automobiles. Until the Fund's portfolio is fully invested (except for cash), the Fund will attempt to identify sectors that are underrepresented in the Fund's portfolio and purchase balancing securities until the Fund's portfolio sector weightings closely match those of the Index.


      Redemptions of large numbers of shares of the Fund could reduce the number of issuers represented in the Fund's portfolio, which could adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.


      ^ The Fund is not sponsored, endorsed, sold or promoted by S&P^. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in ^ securities generally or in the Fund particularly or the ability of the S&P 500 to trace general stock market performance. S&P's only relationship to ^ the Company is the licensing of ^ certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Company or the Fund. S&P has no obligation to take ^ the needs of the Company^ or the owners of the Fund into consideration in determining, composing or calculating the ^ S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination of calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with ^ administration, marketing or trading of the Fund.

      S&P does not guaranty the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, ^ as to results to be obtained by the Company, owners of the Fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


INVESTMENT POLICIES AND RISKS

      Investors generally should expect to see their price per share of the Fund vary with movements in the securities markets, changes in economic conditions and other factors. Due to the composition of the Index, the Fund invests in many different companies in a variety of industries; this diversification reduces the Fund's overall exposure to investment and market risks, but cannot eliminate them.


      Limited Portfolio. While the S&P 500 includes the majority of large market capitalization stocks in the U.S. stock market, it ^ excludes the stocks of most medium and smaller sized companies that comprise the remaining ^ capitalization of the U.S. stock market. Similarly, it excludes securities of most foreign issuers. The Fund's portfolio, therefore, will exclude securities excluded from the Index. While the large capitalization stocks that comprise the S&P 500 historically have shown less price volatility than the stocks excluded from the Index and the Fund, the excluded stocks may or may not offer better price performance and income than those included in the Index and the Fund.


      From time to time, the Fund may receive securities that are not included in the Index as a result of a corporate reorganization of a S&P 500 company. Such securities will be disposed of in due course in accordance with the Fund's investment objective. Conversely, if an issuer included in the S&P 500 has a change in rank within the Index, or is dropped from it entirely, the Fund may be required to sell some or all of the common stock of that issuer held by the Fund. Such sales may result in the Fund realizing lower prices, or losses, that might not have been incurred if the Fund were not required to effect such sales.

     Indexing. In the event of a decline in the S&P 500, the Fund and its shares will sustain a similar decline. Since the Fund's investment objective is to track the aggregate price and income performance of the Index, the Fund will not be actively managed in an attempt to reduce the risk inherent in the Index or the stock market. Due to purchases and sales of portfolio securities to meet investor purchases and redemptions, the Fund will not have a 100% correlation to the Index. ^ At commencement of operations, the Fund expects that the composition of its portfolio will have approximately an 80% correlation to the composition of the S&P 500. Under ordinary circumstances, the Fund expects that the composition of its portfolio will have at least a 95% correlation to the composition of the S&P 500.

      Investment Company Securities. To manage its daily cash positions, the Fund may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500. SPDRs are traded on the American Stock Exchange. SPDR holders such as the Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. Therefore, the dividend yield of SPDRs may be less than that of the Index. The Investment Company Act of 1940 limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, and, with respect to 75% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


      Futures Contracts and Options. The Fund may enter into futures contracts for hedging or other non-speculative purposes within the meaning and intent of applicable rules of the Commodity Futures Trading Commission ("CFTC"), or for liquidity.

      For example, futures contracts may be purchased or sold to attempt to hedge against a price movement in the S&P at times when the Fund is not fully invested in stocks included in the S&P 500. In such circumstances, purchasing a futures contract may reduce the potential that cash inflows to the Fund will interfere with its ability to track the Index, since futures contracts may serve as a temporary substitute for stocks until the stocks can be purchased by the Fund in a cost-effective manner. Inasmuch as futures contracts require a comparatively small initial margin deposit, the Fund may be able to be fully exposed to price movements in the S&P 500 while still keeping a cash reserve to meet potential redemptions.

     The Fund also may use options to buy or sell futures contracts with respect to the Index or securities comprising the Index. Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option; and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund. The writing of covered options does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. Additionally, if an option is exercised, the Fund may suffer a loss on the transaction.

      The Fund also may purchase put or call options on the Index and on the Standard & Poor's 100 Composite Index (the "S&P 100") in order to have fuller exposure to price movements in the Index pending investment of purchase orders or to maintain liquidity in anticipation of potential Fund shareholder redemptions.


      The Fund may, from time to time, also sell ("write") covered call options or cash secured puts in order to attempt to increase the yield on its portfolio or to protect against declines in the value of its portfolio securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, if the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. By writing a cash secured put, the Fund, which receives the premium, has the obligation during the option period, upon assignment of an exercise notice, to buy the underlying security at a specified price. A put is secured by cash if the Fund maintains at all times cash, Treasury bills or other ^ liquid obligations with a value equal to the option exercise price in a segregated account with its custodian.


     Although the Fund will enter into options and futures contracts solely for hedging, liquidity or other non-speculative purposes within the meaning and intent of applicable rules of the CFTC, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well.

      The risks related to transactions in options and futures to be entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.


^

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Fund's board of directors.


      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.


      Portfolio Turnover. Although the Fund seeks to invest for the long term, the Fund retains the right to sell portfolio securities regardless of the length of time they have been in the Fund's portfolio. The indexing method of portfolio management is expected to generate a portfolio turnover rate of less than 50%, which would occur if one-half of the Fund's portfolio securities were sold within one year. Ordinarily, portfolio investments are sold by the Fund only to reflect changes in the S&P 500 (for example, mergers involving companies included in the Index, or new weightings of securities within the Index) or to accommodate cash flows in and out of the Fund while attempting to maintain the similarity of the Fund's portfolio to the composition of the S&P 500.


      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, are fundamental and may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of the Fund's total assets, the Fund limits to 5% of its total assets the amount which may be invested in a single issuer. The Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 33-1/3% of net assets.^


      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. It was incorporated on April 12, 1994, under the laws of Maryland.

      The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser and sub-adviser. Under an agreement with the ^ Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with various administrative services. World is the Fund's sub-adviser, and is primarily responsible for managing the Fund's investments.

      IFG and IDI are ^ indirect wholly-owned ^ subsidiaries of AMVESCAP PLC^. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG continues to operate under its existing name. AMVESCAP PLC has approximately ^ $165 billion in assets under management. IFG was established in 1932 and, as of May 31, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $14.8 billion on behalf of more than 859,000 shareholders. IDI was established in 1997 and is the distributor for 14 mutual funds consisting of 45 separate portfolios.

      World ^ is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. Under the terms of the sub- advisory agreement, World provides the Fund with certain recordkeeping and management services in connection with the Fund, including monitoring the Index and determining which securities to purchase and sell in order to keep the Fund's portfolio in balance with the Index. ^ The agreement was approved by IFG as the then sole shareholder of the Fund on ^ October 1,1997.


     World is a general partnership organized by Munder Capital Management ("MCM"), a general partnership formed in December 1994 which engages in investment management and advisory services. As of December 31, 1996, World's total assets under management were approximately $11 billion (including index mutual fund portfolios), and MCM's total assets under management were approximately $38 billion. The principal business address for World is 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan 48009.

      The Fund's investments are selected by a team of World portfolio managers that is collectively responsible for the investment decisions relating to the Fund.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.25% of the Fund's average net assets. Out of this fee, IFG pays to World an amount equal to 0.07% of the Fund's average net assets up to $10 million, 0.05% of the Fund's average net assets in excess of $10 million up to $40 million, and 0.03% of the Fund's average net assets in excess of $40 million. No fee is paid by the Fund to World.


      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub- transfer agency or recordkeeping fee to the third party.


      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund.


      The expenses of each class of the Fund, which are accrued daily, are deducted from total income before dividends are paid. If necessary, certain Fund expenses will be absorbed voluntarily by IFG in order to ensure that the Fund's total operating expenses will not exceed ^ 0.30% ^ for Class I shares and ^ 0.55% ^ for Class II shares. This commitment may be changed following consultation with the Company's board of directors.

     Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with ^ IDI, as the Fund's Distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in the Fund will vary daily. The price per share of each class of the Fund is also known as the Net Asset Value ^("NAV"). IFG prices each class of the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV for each class of shares is calculated separately by adding together the current market value of all of the ^ class' assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares of the class outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five-, and ten-year periods (or since inception). Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, ^ because they do not show interim variations in performance ^ that occur during the periods cited.

      The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period, and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of ^ large-cap funds and/or S&P 500 indices, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.


      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

      The Fund offers two classes of shares. Each class represents an identical interest in the investment portfolio of the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, payable by that class.

      In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the charges of the distribution plan applicable to the class, if any, ^ and (iii) the eligibility requirements that apply to purchases of a particular class.

      Generally, the minimum initial investment in Class I shares is ^ $250,000 ^ and the minimum subsequent investment is $25,000, except that IFG may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an ^ Individual Retirement Account ("IRA"), or under a group investment plan qualifying as a sophisticated investor. Generally, the minimum initial investment in Class II shares is $5,000 ($2,000 for IRA accounts) and the minimum subsequent investment is $1,000.

      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest when you do so directly through ^ IDI, although in some circumstances a ^ fee may be charged on exchanges or redemptions. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund and^ which class of shares^ you wish to purchase.

      IFG reserves the right to increase, reduce or waive the minimum ^ investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, IFG reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


                               HOW TO BUY SHARES
================================================================================

Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check
Mail to:                    Class I                    If your check does
INVESCO Funds               ^ $250,000^;               not clear, you will
Group, Inc.                 $25,000 ^ for each         be responsible for
P.O. Box 173706             subsequent                 any related loss
Denver, CO 80217-           investment.                the Fund or IFG
3706.                                                  incurs. If you are
Or you may send             Class II                   already a
your check by               $5,000 for regular         shareholder in the
overnight courier           account;                   INVESCO funds, the
to: 7800 E. Union           $2,000 for an ^            Fund may seek
Ave., Denver, CO            IRA;                       reimbursement from
80237.                      $1,000 minimum for         your existing
                            each subsequent            account(s) for any
                            investment.                loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Telephone or
Wire

Call 1-800-525-8085         Class I                    Payment must be
to request your             ^ $250,000^;               received within 3
purchase. Then send         $25,000 ^ for each         business days, or
your check by               subsequent                 the transaction may
overnight courier           investment.                be cancelled. If a
to our street                                          telephone purchase
address:                    Class II                   is cancelled due to
7800 E. Union Ave.,         $5,000 for regular         nonpayment, you
Denver, CO 80237.           account;                   will be responsible
Or you may transmit         $2,000 for an ^            for any related
your payment by             IRA;                       loss the Fund or
bank wire (call IFG         $1,000 minimum for         IFG incurs. If you
for instructions).          each subsequent            are already a
                            investment.                shareholder in the
                                                       INVESCO funds, the
                                                       Fund may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on           Class I                    Like all regular
the fund                    EasiVest and Direct        investment plans,
application, or             Payroll Purchase           neither EasiVest
call us for the             plans are not              nor Direct Payroll
correct form and            available to class         Purchase ensures a
more details.               I purchasers or            profit or protects
Investing the same          shareholders.              against loss in a
amount on a monthly                                    falling market.
basis allows you to         Class II                   Because you'll
buy more shares             $50 per month for          invest continually,
when prices are low         EasiVest; $50 per          regardless of
and fewer shares            pay period for             varying price
when prices are             Direct Payroll             levels, consider
high. This "dollar-         Purchase. You may          your financial
cost averaging" may         start or stop your         ability to keep
help offset market          regular investment         buying through low
fluctuations. Over          plan at any time,          price levels. And
a period of time,           with two weeks'            remember that you
your average cost           notice to IFG.             will lose money if
per share may be                                       you redeem your
less than the                                          shares when the
actual average                                         market value of all
price per share.                                       your shares is less
                                                       than their cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

By PAL
Your "Personal              Class I                    Be sure to write
Account Line" is            ^ $25,000^                 down the
available for                                          confirmation number
subsequent                  Class II                   provided by PAL.
purchases and               $1,000                     Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be cancelled. If a
                                                       telephone purchase is
                                                       cancelled due to
                                                       nonpayment, you will be
                                                       responsible for any
                                                       related loss the Fund or
                                                       IFG incurs.  If you are
                                                       already a shareholder in
                                                       the INVESCO funds, the
                                                       Fund may seek
                                                       reimbursement from your
                                                       existing account(s) for
                                                       any loss incurred.
--------------------------------------------------------------------------------
By Exchange
Between this and            Class I                    See "Exchange ^
another of the              ^ $250,000 ^ to            Policy" below.
INVESCO funds. Call         open a new account;
1-800-525-8085 for          ^ $25,000 ^ for
prospectuses of             written requests to
other INVESCO               purchase additional
funds. You may also         shares. The
establish an                exchange minimum is
Automatic Monthly           $1,000 for
Exchange service            purchases requested
between two INVESCO         by telephone.
funds; call IFG for
further details and         Class II
the correct form.           $5,000 to open a
                            new account; $2,000
                            for ^ IRAs; $1,000
                            for written
                            requests to
                            purchase additional
                            shares. The
                            exchange minimum is
                            ^ $1,000 for
                            purchases requested
                            by telephone.

================================================================================

      Exchange ^ Policy. You may exchange your shares in this Fund for those in another INVESCO fund^ on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Upon the exchange of shares of the Fund held less than three months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of remaining shareholders. This fee is intended to encourage long-term investments in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IFG, or otherwise result in a direct payment to IFG. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds that are advised by IFG and distributed by ^ IDI. The Fund will use the "first in, first out" method to determine the three-month holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than three months, the redemption fee will be assessed on the current net asset value of the shares being redeemed. IFG reserves the right, in the sole determination of IFG, to waive the redemption fee.


      Please note these policies regarding exchanges of Fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year, subject to a charge of 1% of the NAV of Fund shares held for less than three months discussed above.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


      4) The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange ^ policy, in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under
            Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its Class II shares to investors. Under the Plan, monthly payments may be made by the Fund to ^ IDI to permit ^ IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include ^ IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent ^ all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature^ and prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of ^ IDI or its affiliates or by third parties.

      Under the Plan, the Company's payments to ^ IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets attributable to the Fund's Class II shares during the month. ^ IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of the Fund's operations. Therefore, any obligations incurred by ^ IDI in excess of the limitations described above will not be paid by the Fund under the Plan and will be borne by ^ IDI. In addition, ^ IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the

Plan in the event of its  termination.  Also, any payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

      There is no distribution fee applicable to Class I shares.

FUND SERVICES


      Shareholder Accounts. IFG will maintain a separate share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges^ and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.


      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


      Retirement Plans And IRAs. Fund shares may be purchased for ^ IRAs and many types of tax- deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of each class of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


      Upon the redemption of shares held less than three months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of remaining shareholders. This fee is intended to encourage long-term investments in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IFG, and does not benefit IFG in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds that are advised by IFG and distributed by ^ IDI. The Fund will use the "first in, first out" method to determine the three-month holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of the shares being redeemed. IFG reserves the right, in ^ its sole ^ discretion, to waive the redemption fee.

      Please specify from which fund and class, if any, you wish to redeem shares. Shareholders ^ have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
================================================================================

By Telephone
Call us toll-free           Class I                    This option is not
at 1-800-525-8085.          $1,000 (or, if             available for
                            less, full                 shares held in ^
                            liquidation of the         IRAs^.
                            account) for a
                            redemption check;
                            no minimum for a
                            wire to bank of
                            record.

                            Class II
                            $250 (or, if less,
                            full liquidation of
                            the account) for a
                            redemption check;
                            $1,000 for a wire
                            to bank of record.
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.

                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at the
                            discretion of IFG.
--------------------------------------------------------------------------------
In Writing
Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO 80217-           owners of the              the certificates
3706. You may also          account. Payment           must be sent to
send your request           will be mailed to          IFG.
by overnight                your address of
courier to 7800 E.          record or to a pre-
Union Ave., Denver,         designated bank.
CO 80237.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange

Between this and            Class I                    See "Exchange ^
another of the              ^ $250,000 ^ to            Policy," above.
INVESCO funds. Call         open a new account;
1-800-525-8085 for          ^ $25,000 ^ for
prospectuses of             written requests to
other INVESCO               purchase additional
funds. You may also         shares for an
establish an                existing account.
automatic monthly           The exchange
exchange service            minimum is $1,000
between two INVESCO         for purchases
funds; call IFG for         requested by
further details and         telephone.
the correct form.
                            Class II
                            $5,000 to open a
                            new account; $2,000
                            for ^ IRAs; $1,000
                            for written
                            requests to
                            purchase additional
                            shares for an
                            existing account.
                            The exchange
                            minimum is ^ $1,000
                            for purchases
                            requested by
                            telephone.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment,          You must have at
request the                 on a monthly or            least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at 1-           check may be made          at least $5,000 of
800-525-8085.               payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO 80217-                                      signature guarantee
3706.                                                  from an eligible
                                                       guarantor financial
                                                       institution, such as a
                                                       commercial bank or
                                                       recognized national or
                                                       regional securities firm.
================================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.


      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below ^ $50,000 for Class I shares, or $5,000 for Class II shares ($2,000 for ^ IRAs) as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to the above minimums.


TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.


      The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Net realized capital gains of the Fund are classified as short-term, mid-term and long-term gains depending on how long the Fund held the security which gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.

      At the end of each year, information regarding the tax status of dividends, capital gain distributions and the portion, if any, of distributions that is an item of tax preference is provided to shareholders.


      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.


      ^ Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

     We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.


     Dividends and Capital Gain Distributions. The Fund may earn ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on a quarterly basis, at the discretion of the Company's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


^


ADDITIONAL INFORMATION


      Voting Rights. All shares of the Fund of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned, except that only shares of a class are entitled to vote on matters concerning only that class of shares, and holders of each class of shares have separate voting rights on matters in which the interests of the class differ from the interests of the other class, to the extent required by applicable law, regulation and regulatory interpretation. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the ^ Company. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.


     Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same investment objectives, policies and limitations. It is expected that any such investment company would be managed by IFG in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if the option were implemented.

                                                   INVESCO Specialty Funds, Inc.

                                                   INVESCO S&P 500 Index Fund

                                                   PROSPECTUS

                                                   October ^ 1, 1997



To receive general information and prospectuses on any of the INVESCO funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line (PAL) call:

      1-800-424-8085

You can find us on the World Wide Web:

      http://www.invesco.com

Or write to:


      INVESCO ^ Distributors, Inc., Distributor

      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue, Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange commission can be located on a Web site maintained by the Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

October ^ 1, 1997


                         INVESCO SPECIALTY FUNDS, INC.

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


      INVESCO SPECIALTY FUNDS, INC. (the "Company") is a diversified, managed, no-load ^ investment management company consisting of seven separate portfolios of investments, INVESCO Worldwide Capital Goods Fund (the "Capital Goods Fund"); INVESCO Worldwide Communications Fund (the "Communications Fund"); INVESCO European Small Company Fund (the "European Small Company Fund"); INVESCO Latin American Growth Fund (the "Latin American Growth Fund"); INVESCO Asian Growth Fund (the "Asian Growth Fund"); ^ INVESCO Realty Fund (the "Realty Fund"); and INVESCO S&P 500 Index Fund (the "S&P 500 Index Fund") (collectively, the "Funds" and individually, a "Fund").


     The Capital Goods Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 65% of its total assets in companies that are primarily engaged in the design, development, manufacture, distribution, sale or service of capital goods, or in the mining, processing, manufacture or distribution of raw materials and intermediate goods used by industry and agriculture. The Communications Fund seeks to achieve a high total return on investment through capital appreciation and current income by investing, under normal circumstances, at least 65% of its total assets in companies that are primarily engaged in the design, development, manufacture, distribution or sale of communications services and equipment. Up to 35% of the Communication Fund's total assets will be invested, under normal circumstances, in companies that are engaged in developing, constructing or operating infrastructure projects throughout the world, or in supplying equipment or services to such companies. Under normal circumstances, the Capital Goods Fund and Communications Fund will each invest at least 65% of their total assets in issuers domiciled in at least three countries, one of which may be the United States, although the Capital Goods Fund's and Communications Fund's investment adviser expects the Capital
Goods Fund's and Communications Fund's investments to be allocated among a larger number of countries. The percentage of the Capital Goods Fund's and Communication Fund's assets invested in United States securities normally will be higher than that invested in securities issued by companies in any other single country. However, it is possible that at times the Capital Goods Fund or the Communications Fund may have 65% or more of its total assets invested in foreign securities.

      The European Small Company Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 65% of its total assets in equity securities of European companies whose individual equity market capitalizations would place them (at the time of purchase) in the same size range of companies in approximately the lowest 25% of market capitalization of companies that have equity securities listed on a U.S. national securities exchange. Under normal circumstances, the European Small Company Fund will invest at least 65% of its total assets in issuers domiciled in at least five countries, although the European Small Company Fund's investment adviser expects the European Small Company Fund's investments to be allocated among a larger number of countries. In this regard, no more than 50% of the European Small Company Fund's total assets will be invested in issuers domiciled in any one country.

      The Latin American Growth Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 65% of its total assets in securities of issuers domiciled in Latin America. For purposes of this Fund, Latin America will include: Mexico, Central America, South America, and the Spanish speaking islands of the Caribbean.

      The Asian Growth Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies domiciled or with primary operations in Asia and the Pacific Rim, excluding Japan. For purposes of this prospectus, Asia and Pacific Rim territories will include, but not necessarily be limited to: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand, as well as Pakistan and Indochina as their markets become more accessible.

      The Realty Fund seeks to achieve above average current income by investing, under normal circumstances, at least 65% of its total assets in publicly-traded stocks of companies primarily engaged in the real estate industry.

     The S&P 500 Index Fund seeks to provide both price performance and income comparable to the Standard & Poor's 500 Composite Index (the "Index" or the "S&P 500") by investing in the equity securities that comprise the S&P 500 in approximately the same proportion that they are represented in the Index and in other instruments whose value depends upon or derives from the value of the Index.

      Investors may purchase shares of any or all of the Funds. Additional funds may be added in the future.


      Prospectuses for the Capital Goods Fund, the Communications Fund, the European Small Company Fund, the Latin American Growth Fund, and the Asian Growth Fund, dated December 1, 1996, the Realty Fund dated June 30, 1997 and the S&P 500 Index Fund dated October ^ 1, 1997, which provide the basic information you should know before investing in a Fund, may be obtained without charge from INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This

Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.

Investment Adviser ^: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

TABLE OF CONTENTS                                                         Page


INVESTMENT POLICIES AND RESTRICTIONS                                        36

THE FUNDS AND THEIR MANAGEMENT                                              49

HOW SHARES CAN BE PURCHASED                                                 65

HOW SHARES ARE VALUED                                                       70

FUND PERFORMANCE                                                            71

SERVICES PROVIDED BY THE FUNDS                                              72

TAX-DEFERRED RETIREMENT PLANS                                               73

HOW TO REDEEM SHARES                                                        73

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                             74

INVESTMENT PRACTICES                                                        76

ADDITIONAL INFORMATION                                                      80

APPENDIX A                                                                  85

APPENDIX B                                                                  89

FINANCIAL STATEMENTS                                                        91

INVESTMENT POLICIES AND RESTRICTIONS


      As discussed in each Fund's Prospectus ^, the Funds may invest in a variety of securities, and employ a broad range of investment techniques in seeking to achieve their respective investment objectives. Such securities and techniques include the following:


Types of Equity Securities

      As described in the Prospectuses, equity securities which may be purchased by the Funds consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

      Convertible securities which may be purchased by the Funds include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the securities were exchanged for their underlying equity securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Restricted/144A Securities

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Fund, however, could affect adversely the marketability of such portfolio security and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Municipal Bonds

     Except for the S&P 500 Index Fund, the Funds may invest in municipal bonds, the interest from which is exempt from federal income taxes, when their investment adviser and sub-adviser (collectively, "Fund Management") believes that the potential total return on the investment is better than the return that otherwise would be achieved by investing in fixed-income securities issued by corporations or the U.S. government or its agencies, the interest from which is not exempt from federal income taxes. Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, to obtain funds for various public purposes, including: the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works; refunding outstanding obligations; and obtaining funds for general operating expenses. The Funds' investments in municipal bonds, as is true for any debt securities, generally will be subject to both credit risk and market risk. See the section of the Prospectuses entitled "Risk Factors."

Obligations of Domestic Banks

      These obligations consist of certificates of deposit ("CDs") and banker's acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

      Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

Securities Lending

      The Funds also may lend their securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Funds to earn income, which, in turn, can be invested in additional securities of the type described in a Fund's Prospectus in pursuit of the Fund's investment objective. Loans of securities by the Funds will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, plus accrued interest and dividends, determined on a daily basis. Cash collateral will be invested only in high quality short-term investments offering maximum liquidity. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33-1/3% of each Fund's total assets (taken at market value).

Commercial Paper

      The Funds may invest in these obligations, which are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days. The Funds will only invest in commercial paper which at the date of purchase is rated A-2 or higher by Standard & Poor's or Prime-2 or higher by Moody's Investors Service, Inc. or, if unrated, commercial paper that is judged by Fund Management to be equivalent in quality to commercial paper having such ratings. A commercial paper rating of A-2 or Prime-2 indicates a strong capacity for repayment of short-term promissory obligations.

Mortgage-Backed Securities


      ^ Except for the S&P 500 Index Fund, the Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The Funds, with the exception of the Realty Fund, currently do not intend to invest more than 5% of their respective net assets in mortgage-backed securities.


      Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Funds. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     The Realty Fund also may invest in a variety of mortgage-backed securities known as commercial mortgage-backed securities ("CMBs"). CMBs are derivative multiple-class mortgage-backed securities. CMBs are generally structured with two classes, each receiving a different proportion of interest and principal distributions on a pool of mortgage assets. In general, one class will receive most of the principal payments and some of the interest, with the other class receiving some of the principal and most of the interest payments.

Zero Coupon Bonds and Pay-In-Kind Bonds


      ^ Except for the S&P 500 Index Fund, the Funds may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accredited discount (representing interest accrued but not paid) are paid at maturity.
"Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The issuers of all zero coupon bonds, and the obligor of all "strips" purchased by the Funds, will be the U.S. government or its agencies or instrumentalities. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for a Fund to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds or "strips" even though no cash may be paid to the Fund until the maturity or call date of the bond, and any such distribution could reduce the amount of cash available for investment by the Fund. The Funds currently do not intend to invest more than 5% of their respective net assets in zero coupon bonds or "strips."

      The Realty Fund may invest in zero coupon bonds and pay-in- kind ("PIK") bonds if Fund Management determines that the risk of a default on the security, which could result in adverse tax consequences, is not significant. PIK bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Being extremely responsive to changes in interest rates, the market price of zero coupon and PIK bonds may be more volatile than other bonds. The Realty Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by the Fund.

Asset-Backed Securities


     Except for the S&P 500 Index Fund, the Funds may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (other than mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. The Funds currently do not intend to invest more than 5% of their respective net assets in asset-backed securities.


      The Realty Fund may invest in real estate mortgage investment conduit certificates ("REMICs"). REMICs are a specialized form of CMOs that qualify for favorable tax treatment because they invest in certain mortgages secured by interests in real estate and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts. REMICs are subject to the same general risks as CMOs.

Futures and Options on Futures, Securities and Indices


      As described in each Fund's Prospectus, the Funds may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts and other securities or indices, which are included in the types of instruments sometimes referred to as "derivatives," because their value depends upon or derives from the value of an underlying asset, reference rate or index. The Funds will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or
investment  advisers  thereto,   from  registration  as  a  commodity  pool
operator. Under those restrictions, a Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA ^. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margins and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.)


      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account with the broker an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures and Options Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, ^ determined not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contract and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the value of the underlying securities and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time which may be disadvantageous to the Fund.

Options on Futures Contracts


      The Funds may buy and write options on futures contracts for hedging purposes^; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Foreign Currency Contracts


      The Funds may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. ^ A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser or sub-adviser. The Funds will not enter into forward contracts for a term of more than one year.


Swaps and Swap-Related Products

     Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.


      The Funds may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or ^ liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Funds' adviser or sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund would have contractual remedies pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would anticipate losing the net amount of the payments that the Fund contractually is entitled to receive over the payments that the Fund is contractually obligated to make. The Funds may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Funds' other investment restrictions set forth below.

Investment Restrictions


      As described in the Funds' Prospectuses, the Funds operate under certain investment restrictions ^. These restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.


      Each Fund, unless otherwise indicated, may not:


      1. With respect to seventy-five percent (75%) of each Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;


      2. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses. This restriction shall not prohibit the Realty Fund from directly holding real estate if such real estate is acquired by that Fund as a result of a default on debt securities held by that Fund.

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

      7. The European Small Company Fund, the Latin American Growth Fund and the Asian Growth Fund may not invest more than 25% of the value of their respective total assets in any particular industry (other than Government securities). The Realty Fund may invest more than 25% of the value of its total assets in securities of the Real Estate Industry.

      As a fundamental policy in addition to the above, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


      In applying restriction 2 above, if the S&P 500 Index Fund has borrowed money in an amount exceeding 5% of the value of the Fund's net assets, the Fund will not purchase additional securities while any such borrowings exist.

      In applying restriction 7 above, the European Small Company Fund, the Latin American Growth Fund and the Asian Growth Fund use an industry classification system for international securities based on the information obtained from Bloomberg L.P., Moody's International and the O'Neil Database published by William O'Neil & Co., Inc.

      Furthermore, the board of directors has adopted additional investment restrictions for each Fund, unless specifically noted to the contrary. These restrictions are operating policies of each Fund and may be changed by the board of directors without shareholder approval. The additional investment restrictions adopted by the board of directors to date with respect to each Fund include the following:

      (a) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value unless such warrants are separately transferable and current market prices are available, or unless otherwise determined by the board of directors.

      (b) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

      (c) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (d) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (e) The Fund does not currently intend to (i) purchase securities of closed end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Fund invests in a money market fund, the Fund's investment adviser will waive its advisory fee on the assets of the Fund which are invested in the money market fund during the time that those assets are so invested.

      (f) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

      (g) The Fund does not currently intend to purchase securities of any issuer (other than U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchase.

      (h) The Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

      (i) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

      (j) The Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      With respect to investment restriction (i) above, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933

Act, or any successor to such rule, and that such securities are not subject to restriction (i) above. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      The Company has voluntarily undertaken that the European Small Company Fund will invest in no more than 15% of its total assets in lower rated debt securities, commonly known as "junk bonds."

THE FUNDS AND THEIR MANAGEMENT

     The Company. The Company was incorporated on April 12, 1994, under the laws of Maryland.

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("IFG"), is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.


      IFG is an indirect, wholly-owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages ^ in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc., that created one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. IFG was established in 1932 and as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 821,000 shareholders. AMVESCAP PLC's North American subsidiaries include the following:

     --INVESCO   Distributors,   Inc.  of  Denver,   Colorado  is  a  registered
broker-dealer that acts as the principal underwriter for retail mutual funds.

     --INVESCO Capital Management, Inc. of Atlanta, Georgia^ manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. ^ of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky^ specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas^ is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


      --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies offering variable annuities and variable life insurance products.


     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

     The Sub-Advisers. IFG, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") to provide investment advisory and research services on behalf of the Capital Goods Fund and Communications Fund. INVESCO Trust has the primary responsibility for providing portfolio investment management services to these Funds. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of IFG.


      ^ IFG has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of the European Small Company Fund and Latin American Growth Fund. IAML has the primary responsibility for providing portfolio investment management services to these Funds. IAML is an indirect, wholly-owned subsidiary of AMVESCAP PLC.

      ^ IFG has contracted with INVESCO Asia Ltd. ("INVESCO Asia") to provide investment advisory and research services on behalf of the Asian Growth Fund. INVESCO Asia has primary responsibility for providing portfolio investment management services to this Fund. INVESCO Asia is an indirect wholly-owned subsidiary of AMVESCAP PLC.

      ^ IFG has contracted with INVESCO Realty Advisors, Inc. ("IRAI") to provide investment advisory and research services on behalf of the Realty Fund. IRAI has the primary responsibility for providing portfolio investment management services to the Fund. IRAI is an indirect, wholly-owned subsidiary of AMVESCAP PLC.

      ^ IFG has contracted with World Asset Management ("World") to provide investment advisory and certain recordkeeping services to the S&P 500 Index Fund. World has the primary responsibility for providing portfolio investment management services to this Fund. World is unaffiliated with any IFG entity.

      As indicated in the Fund's Prospectuses, IFG ^ and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG, INVESCO Trust and ^ their North American affiliates. The policy requires officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied if, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds. INVESCO Asia, IAML, IRAI and World are subject to similar policies.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by IFG.

      Investment Advisory Agreement. IFG serves as investment adviser to each of the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. Shareholders of the Capital Goods Fund, the Communications Fund, the European Small Company Fund, the Latin American Growth Fund and the Asian Growth Fund approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. With respect to the Realty Fund, the Agreement was approved by IFG on December 9, 1996 for an initial term expiring December 9, 1998. With respect to the S&P 500 Index Fund, the Agreement was approved by IFG on ^ October 1, 1997 for an initial term ending ^ October 1, 1999. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that IFG shall manage the investment portfolios of the Funds in conformity with ^ each Fund's investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of any separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff
(including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by IFG are borne by the Funds.


      As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to the Capital Goods Fund and the Communications Fund, the fee is calculated at the annual rate of: 0.65% on the first $500 million of each Fund's average net assets; 0.55% on the next $500 million of each Fund's average net assets; and 0.45% on each Fund's average net assets over $1 billion. With respect to the European Small Company Fund, the Latin American Growth Fund and the Asian Growth Fund, the fee is calculated at the annual rate of: 0.75% on the first $500 million of each Fund's average net assets; 0.65% on the next $500 million of each Fund's average net assets; and 0.55% on each Fund's average net assets over $1 billion. With respect to the Realty Fund, the fee is calculated at the annual rate of 0.75% of the Fund's average net assets. With respect to the S&P 500 Index Fund, the fee is calculated at the annual rate of 0.25% of the Fund's average net assets.

      Sub-Advisory Agreements. INVESCO Trust serves as sub-adviser to the Capital Goods Fund and Communications Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Capital Goods and Communications Sub-Agreement") with IFG which was approved by the board of directors of the Company on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or INVESCO Trust at a meeting called for such purpose. Shareholders of the Capital Goods and Communications Funds approved the Capital Goods and Communications Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. Thereafter, the Capital Goods and Communications Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the Capital Goods and Communications Sub-Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Capital Goods and Communications Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      IAML serves as sub-adviser to the European Small Company Fund and the Latin American Growth Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "European and Latin American Sub-Agreement") with IFG. The European and Latin American Sub- Agreement was approved by the board of directors of the Company on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or IAML at a meeting called for such purpose. Shareholders of the European Small Company and Latin American Growth Funds approved the European and Latin American Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. Thereafter, the European and Latin American Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the Investment Company Act of 1940, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the European and Latin American Sub- Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The European and Latin American Sub- Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      INVESCO Asia serves as sub-adviser to the Asian Growth Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Asian Growth Sub-Agreement") with IFG. The Asian Growth Sub- Agreement was approved by the board of directors of the Company on November 6, 1996 by a vote cast in person by a majority of the directors, including a majority of the directors who are not "interested persons" of the Company, IFG or INVESCO Asia at a meeting called for such purpose. Shareholders of the Asian Growth Fund approved the Asian Growth Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. Thereafter the Asian Growth Sub-Agreement may be continued from year to year as long as it is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of directors who are not parties to the Asian Growth Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Asian Growth Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      IRAI serves as sub-adviser to the Realty Fund pursuant to a sub-advisory agreement dated December 9, 1996 (the "Realty Sub- Agreement") with IFG. The Realty Sub-Agreement was approved by the board of directors of the Company on November 6, 1996 by a vote cast in person by a majority of the directors including a majority of the directors who are not "interested persons" of the Company, IFG or IRAI at a meeting called for such purpose. The Realty Sub-Agreement was approved for an initial term expiring December 9, 1998. Thereafter, the Realty Sub-Agreement may be continued from year-to-year as long as it is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of directors who are not parties to the Realty Sub- Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Realty Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to he extent required by the 1940 Act and the rules thereunder.

      World serves as sub-adviser to the S&P 500 Index Fund pursuant to a sub-advisory agreement dated ^ October 1, 1997 (the "S&P 500 Index Sub-Agreement") with IFG which was approved by the board of directors on August 12, 1996, by a vote cast in person by a majority of the directors, including a majority of the directors who are not "interested persons" of the Company, IFG or World at a meeting called for such purpose. IFG approved the S&P 500 Index Sub-Agreement on ^ October 1, 1997, for an initial term expiring ^ October 1, 1999. Thereafter, the S&P 500 Index Sub-Agreement may be continued from year to year as long as it is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of directors who are not parties to the S&P 500 Index Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The S&P 500 Index Sub- Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


     The Sub-Agreements provide that INVESCO Trust, IAML, INVESCO Asia, IRAI and World, subject to the supervision of IFG, shall manage the investment portfolios of the respective Funds in conformity with each Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each of the Funds, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Advisers; (e) determining what portion of each of the Funds should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each Fund shall be exercised.

      The Capital Goods and Communications Sub-Agreements provide that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Capital Goods Fund's and Communications Fund's net assets at the following annual rates:
0.325% on the first $500 million of each Fund's average net assets; 0.275% on the next $500 million of each Fund's average net assets; and 0.225% on each Fund's average net assets over $1 billion. The European and Latin American Sub-Agreement provides that as compensation for its services, IAML shall receive from IFG, at the end of each month, a fee based upon the average daily value of the European Small Company Fund's and Latin American Growth Fund's net assets at the following annual rates: 0.375% on the first $500 million of each Fund's average net assets; 0.325% on the next $500 million of each Fund's average net assets; and 0.275% on each Fund's average net assets over $1 billion. The Asian Growth Sub-Agreement provides that, as compensation for its services, INVESCO Asia shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Asian Growth Fund's net assets at the following rates: 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.275% on the Fund's average net assets in excess of $1 billion. The Realty Sub-Agreement provides that as compensation for its services, IRAI shall receive a fee from IFG, at the end of each month, at the rate of 0.30% of the Fund's average daily net assets. The S&P 500 Index Sub-Agreement provides that as compensation for its services, World shall receive a fee from IFG at the end of each month, at the rate of 0.07% of the Fund's average net assets up to $10 million, 0.05% of the Fund's average net assets in excess of $10 million up to $40 million, and 0.03% of the Fund's average net assets in excess of $40 million. The Sub-Advisory fees are paid by IFG, NOT the Funds.


      Administrative Services Agreement. IFG, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.


      The Administrative Agreement provides that IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of IFG, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to IFG consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

     Transfer Agency Agreement. IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of directors until May 15, 1998. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.


      The Transfer Agency Agreement provides that ^ each Fund will pay to IFG an annual fee of $20.00 per shareholder account ^ or, where applicable, per participant in an omnibus account ^. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.


      Rule  18f-3  under  the 1940 Act  ("Rule  18f-3")  permits a fund to use a multiclass system, including separate class arrangements for distribution of shares and related exchange privileges applicable to the classes. The S&P 500 Index Fund's Plan Pursuant to Rule 18f-3 provides that advisory and administrative services fees that are expenses of the Fund but are not otherwise attributable to a particular class of Fund shares shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund.

      Set forth below is a table showing the advisory fees, administrative services fees, and transfer agency fees paid by each of the Funds for the period shown.

                                               Year Ended                             Year Ended
                                            July 31, 1996(1)                       July 31, 1995(1)
                                    --------------------------------    ------------------------------------
                                                            Adminis-                                Adminis-
                                                Transfer     trative                   Transfer      trative
                                    Advisory      Agency    Services       Advisory      Agency     Services
                                        Fees        Fees        Fees           Fees        Fees         Fees
                                    --------    --------    --------    -----------   ---------    ---------

Worldwide Capital Goods              $52,495     $35,801     $11,211        $32,382     $20,517      $10,747
Worldwide Communications            $255,873    $151,435     $15,905       $101,129     $64,043      $12,334
European Small Company              $271,008     $66,181     $15,420      $4,159(2)   $2,300(2)    $3,417(2)
Latin American Growth               $130,913     $47,581     $12,618     $12,530(2)   $5,295(2)    $3,584(2)
Asian Growth Fund(3)                 $26,564     $16,399      $3,031            -0-         -0-          -0-
Realty Fund(4)                       $72,430     $45,182      $4,782            -0-         -0-          -0-
S&P 500 Index Fund(5)                    -0-         -0-         -0-            -0-         -0-          -0-

(1) These amounts do not reflect the voluntary expense limitations described in the Funds' prospectuses.

(2) For the period February 15, 1995 (commencement of operations) through July 31, 1995.

(3) The Asian Growth Fund did not pay any of the fees listed in this table for the year ended July 31, 1995 since it did not commence a public offering of its shares until March 1, 1996. In addition, the fees listed in the table for the year ended July 31, 1996 are for the five month period begining March 1, 1996 (commencement of operations).

(4) For the period January 2, 1997 (commencement of operations) through May 31, 1997.


(5) The S&P 500 Index Fund paid IFG no advisory, administrative or transfer agency fees as of the date of this Statement of Additional Information since it ^ is not anticipated that the Fund will commence a public offering of its securities until ^ November 15, 1997.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the ^ Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of IFG.


      All of the officers and directors of the Company hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company, with the exception of Mr. Hesser, are also trustees of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Treasurer's Series Trust. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global Health Sciences Fund.
Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.


     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; President and Director of INVESCO Trust Company. President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born:
December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.


     WENDY L. GRAMM, Ph.D.,**# Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Kinetic Concepts, Inc., Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     HUBERT L. HARRIS, JR.,* Director. Chairman (since 1996) and President (January 1990 to May 1996) of INVESCO Services, Inc.; Chief Executive Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and
Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.


     LARRY SOLL, Ph.D.,# Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1995) and of INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995), Secretary and General Counsel of INVESCO Funds Group, Inc. and INVESCO Trust Company. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company ^(since 1988) and of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

     **Member of the management liaison committee of the Company.




      As of ^ September 18, 1997, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares broken down as ^.00093% of the Worldwide Capital Goods Fund, ^.00022% of the Worldwide Communications Fund, ^.00047% of the European Small Company Fund, ^.00157% of the Latin American Growth Fund, ^.00009% of the Asian Growth Fund and ^.00116% of the Realty Fund.


Director Compensation


     The following table sets forth, for the fiscal year ending July 31, 1996: the compensation paid by the Company to its eight eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI (including the Company), ^ INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997, and is not included in the following chart. Dr. Gramm became an independent director of the Company effective July 29, 1997, and is not included in the following chart. Mr. Frazier resigned as a director of the Company effective February 28, 1997.

                                                                         Total
                                                                     Compensa-
                                           Benefits     Estimated    tion From
                             Aggregate      Accrued        Annual      INVESCO
Name of                      Compensa-      As Part      Benefits      Complex
Person,                      tion From      of Fund      Upon Re-      Paid To
Position                       Fund(1)  Expenses(2)   tirement(3) Directors(1)

Fred A.Deering,                 $2,388          $71           $59     $ 87,350
Vice Chairman of
  the Board

Victor L. Andrews                2,363           62            65       68,000

Bob R. Baker                     2,370           64            87       73,000

Lawrence H. Budner               2,353           67            65       68,350

Daniel D. Chabris                2,371           76            46       73,350

A. D. Frazier Jr.(4)             2,342            0             0       63,500

Kenneth T. King                  2,364           73            53       70,000

John W. McIntyre                 2,350            0             0       67,850
                               -------         ----          ----     --------

Total                         $18,9015         $413          $375     $571,400

% of Net Assets             0.0095%(6)      0.0002%                  .0043%(7)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund, which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors.

This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.


     (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996, Mr. Frazier was employed by INVESCO PLC (the predecessor to AMVESCAP PLC), a company affiliated with IFG. Because it was possible that Mr. Frazier would be so employed ^, he was deemed to be an "interested person" of the Company and of the other funds in the INVESCO Complex effective May 1, 1996. Effective November 1, 1996, Mr. Frazier no longer received any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his service as a director.


     (5)Amount includes Worldwide Communications Fund for the fiscal year ended July 31, 1996, Worldwide Capital Goods Fund for the period October 1, 1995 through July 31, 1996, and Latin American Growth and European Small Company Funds for the period April 1, 1996 through July 31, 1996. The Asian Growth Fund did not accrue directors fees as of July 31, 1996.

     (6)Totals as a percentage of the Company's net assets as of July 31, 1996.

     (7)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1995.


      Messrs. Brady, Harris and Hesser, as "interested persons" of the Company and of the other funds in the INVESCO Complex, receive compensation as officers or employees of IFG or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Complex for their service as directors.

     The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the IFG and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee which is comprised of ^ five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.


      The Company also has a management liaison committee which meets quarterly with various management personnel of IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED


     Shares of each Fund are sold on a continuous basis at the respective net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed separately for each Fund and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." ^ IDI acts as the Funds' distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses which are paid out of Fund assets under the Company's Plan of Distribution which has been adopted by the Company in accordance with Rule 12b-1 under the 1940 Act.

      Distribution Plan. As discussed ^ in the Prospectuses, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act^. There is no distribution fee applicable to Class I shares of the S&P 500 Index Fund. The Plan provides that each Fund may make monthly payments to ^ IDI of amounts computed at an annual rate no greater than 0.25% of a Fund's average net assets to permit ^ IDI, at its discretion, to engage in certain activities and provide certain services in connection with the distribution of each Fund's shares to investors. Payment amounts by a Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls, although this period is extended to 24 months for obligations incurred during the first 24 months of a Fund's operations. All distribution expenses paid by the Funds for the fiscal year ended July 31, 1996, were paid to IFG, the predecessor of IDI, distributor of shares of the Funds. During the fiscal year ended July 31, 1996, the Capital Goods Fund, Communications Fund, European Small Company Fund and Latin American Growth Fund incurred ^ $20,545, $93,172, $64,913 and $38,021 in distribution expenses, respectively, prior to the voluntary absorption of certain Fund expenses by IFG and the applicable sub- adviser. During the period ended July 31, 1996, the Asian Growth Fund incurred $5,613 in distribution expenses, prior to the voluntary absorption of certain Fund expenses by IFG and the applicable sub-adviser. In addition, as of July 31, 1996 the Worldwide Capital Goods Fund, Worldwide Communications Fund, European Small Company Fund, Latin American Growth Fund and Asian Growth Fund incurred $1,746, $11,017, $26,038, $7,098 and $3,241 of additional distribution expenses which were approved by the Company's directors on October 30, 1996. During the period January 2, 1997 (commencement of operations) through May 31, 1997, the Realty Fund incurred $17,909 in distribution expenses, prior to the voluntary absorption of certain Fund expenses by IFG. As noted in the Prospectuses, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include ^ IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by ^ IDI to broker-dealers who sell shares of the Funds and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with ^ IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

      For the fiscal year ended July 31, 1996, allocation of 12b-1 amounts paid by the Capital Goods Fund for the following categories of expenses were: advertising--^ $4,875; sales literature, printing and postage--$8,620; direct mail--$507; public relations/promotion--$646; compensation to securities dealers and other organizations--$2,959; marketing personnel--$2,938. For the fiscal year ended July 31, 1996, allocation of 12b-1 amounts paid by the Communications Fund for the following categories of expenses were: advertising--$44,031; sales literature, printing and postage--$23,855; direct mail--$12,178; public relations/promotion- -$1,218; compensation to securities dealers and other organizations--$5,673; marketing personnel--$6,217. For the fiscal year ended

July 31, 1996, allocation of 12b-1 amounts paid by the European Small Company Fund for the following categories of expenses were: advertising--^ $30,194; sales literature, printing and postage--$16,374; direct mail--$3,195; public relations/promotion--$1,185; compensation to securities dealers and other organizations--$6,934; marketing personnel--$7,031. For the fiscal year ended July 31, 1996, allocation of 12b-1 amounts paid by the Latin American Growth Fund for the following categories of expenses were: advertising--$18,145; sales literature, printing and postage--$9,468; direct mail--$760; public relations/promotion- -$925; compensation to securities dealers and other organizations-- $4,151; marketing personnel--$4,572. For the period March 1, 1996 (inception) through July 31, 1996, allocation of 12b-1 amounts paid by the Asian ^ Growth Fund for the following categories of expenses were: advertising--$1,440; sales literature, printing and postage-- $1,233; direct mail--$2,781; public relations/promotion--$40; compensation to securities dealers and other organizations--$47; marketing personnel--$72. For the period January 2, 1997 (commencement of operations) through May 31, 1997, allocation of 12b-1 amounts paid by the Realty Fund for the following categories of expenses were: advertising--$1,107; sales literature, printing and postage--$4,310; direct mail--$10,618; public relations/promotion--$524; compensation to securities dealers and other organizations--$614; marketing personnel--$736.


     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.


      The initial Plan was approved on April 20, 1994, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). The Plan was approved by IFG on July 12, 1994, as the then sole shareholder of the Capital Goods Fund and Communications Fund for an initial term expiring April 30, 1995 and has been continued by action of the board of directors until May 15, 1998. With respect to the INVESCO European Small Company Fund and Latin American Growth Fund, the Plan was approved by IFG on February 8, 1995 as the then sole shareholder of each Fund and has been continued by action of the board of directors until May 15, 1998. With respect to the Asian Growth Fund, the Plan was approved by IFG on September 12, 1995 as the then sole shareholder of the Fund and has been continued by action of the board of directors until May 15, 1998. With respect to the Realty Fund, the Plan was approved by IFG on December 9, 1996 and has been continued by action of the board of directors until May 15, 1998. ^ The board of directors on February 4, 1997, approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan did not result in increasing the amount of any

Fund's payments thereunder. With respect to Class II shares of the S&P 500 Index Fund, the Plan was approved by action of the board of directors of the Company on August 12, 1996 for a period running to May 15, 1998. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumes all obligations related to distribution from IFG.

     The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan also can be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, ^ IDI or the Funds, the latter by vote of a majority of the 12b-1 directors or of the holders of a majority of any Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by any Fund under the Plan in the event of its termination as to that Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to ^ IDI shall terminate automatically, in the event of such "assignment," in which event the Funds may continue to make payments, pursuant to the Plan, to ^ IDI or another organization only upon the approval of new arrangements, which may or may not be with ^ IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.


      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed under ^"The Funds and Their Management -- Officers and Directors of the Company" who are also officers either of IFG or companies affiliated with IFG. The benefits which the Company believes will be reasonably likely to flow to the Funds and their shareholders under the Plan include the following:


      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;


      (3) The positive effect which increased Fund assets will have on its revenues could allow ^ IDI and its affiliated companies:


            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),


            (b) To increase the number and type of mutual funds available to investors from ^ IDI and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


     As described in the ^ Funds' Prospectuses ^, the net asset value of shares or class of shares of each Fund of the Company is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share of such Fund might be materially affected by changes in the value of the securities held, but only if on such day ^ that Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. ^ The net asset value per share or class of shares of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the liabilities of the Fund or class (including accrued expenses), by the number of outstanding shares of the Fund.


      Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.


      The value of securities held by the Funds ^ is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE

     As discussed in the Funds' Prospectuses, the Company advertises the total return performance of the Funds. The total return performance for the Capital Goods, Communications, European Small Company and Latin American Growth Funds for the fiscal year ended July 31, 1996, for the Asian Growth Fund for the period from March 1, 1996 (commencement of operations) through July 31, 1996 and for the Realty Fund for the period January 2, 1997 (commencement of operations) through May 31, 1997 was as follows:

      Fund                                    One Year      Life of Fund
      ----                                    --------      ------------
      Capital Goods Fund*                        0.27%           (0.61)%
      Communications Fund*                      13.67%            19.12%
      European Small Company Fund~              31.07%            32.21%
      Latin American Growth Fund~               15.27%            22.13%
      Asian Growth Fund^                           N/A          (10.31)%
      Realty Fund>                                 N/A             0.75%

*Commencement of Operations: August 1, 1994
~Commencement of Operations: February 15, 1995
^Commencement of Operations: March 1, 1996
>Commencement of Operations: January 2, 1997

      Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T) exponent n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund
        Performance Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS

      Periodic Withdrawal Plan. As described in the Funds' Prospectuses, each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under the Periodic Withdrawal Plan do not represent income or a return on investment.

      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless the shareholder requests otherwise.


     Exchange ^ Policy. As discussed in the Funds' Prospectuses, the Funds offer shareholders the ^ ability to exchange shares of the Funds for shares of another fund or for shares of certain other no-load mutual funds advised by IFG. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS

      As described in the Funds' Prospectuses, shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from IFG will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or other tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES


      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the ^ Funds' Prospectuses ^. The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any ^ three-month period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund so qualified in the fiscal year ended July 31, 1996, and intends to continue to so qualify during its current fiscal year. As a result, it is anticipated that each Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.


      Dividends paid by each Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which each Fund derives from its portfolio investments.

      Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of a Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains;

therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      Dividends and interest received by each Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      IFG may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by IFG will be computed using the single-category average cost method, although neither IFG nor a Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      If a Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Each Fund, except the S&P 500 Index Fund, may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

     Portfolio Turnover. There are no fixed limitations regarding the portfolio turnover of the Funds. Brokerage costs to these Funds are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended July 31, 1996 and 1995 were 247% and 193%, respectively, for the Worldwide Capital Goods Fund and 157% and 215%, respectively, for the Worldwide Communications Fund. Portfolio turnover rates for the fiscal year ended July 31, 1996 and the period ended July 31, 1995 were 141% and 0.00%, respectively for the European Small Company Fund and 29% and 30%, respectively, for the Latin American Growth Fund. For the period March 1, 1996 (inception) through July 31, 1996, the portfolio turnover rate for the Asian Growth Fund was 2%. For the period January 2, 1997 (commencement of operations) through May 31, 1997, the portfolio turnover rate for the Realty Fund was 57%. The higher portfolio turnover rate for the Worldwide Capital Goods Fund was primarily due to a repositioning of the Fund's portfolio. The high portfolio turnover rate for the European Small Company Fund was primarily due to the increase in the size of the Fund and the fact that the fiscal year 1996 figure reflects a full year of operations. In computing portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


      Placement of Portfolio Brokerage. Either IFG, as the Company's investment adviser, or INVESCO Trust, IAML, INVESCO Asia, IRAI or World, as the Funds' sub-advisers, places orders for the purchase and sale of securities with brokers and dealers based upon IFG's, INVESCO Trust's, IAML's, INVESCO Asia's, IRAI's or World's evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on each Fund's portfolio transactions ^, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that ^ any commissions charged the Funds are consistent with prevailing and reasonable commissions^. Each Fund's advisor or sub-advisor also endeavor to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While ^ each Fund's advisor or sub-advisor seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission or spread available.


      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker-dealers that recommend the Funds to their clients or that act as agent in the purchase of any of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliate broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to ^ IDI based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. ^ IDI, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ IDI itself pays the portion of each Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ IDI to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ IDI reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b- 1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Funds to ^ IDI with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ IDI may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to a Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ IDI prior to each fiscal year-end of the Funds. The Company's board of directors has also authorized the Funds to pay to ^ IDI the full Rule 12b-1 fees contemplated by the Plan ^ to compensate IDI for expenses incurred by ^ IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to ^ compensate IDI for payments to such NTF Program Sponsor absent such credits.

     The aggregate amount of brokerage commissions paid for the fiscal years ended July 31, 1996 and 1995 were $141,314 and $54,814, respectively, for the Worldwide Capital Goods Fund and $239,095 and $129,085 for the Worldwide Communications Fund. The aggregate amount of brokerage commissions paid for the fiscal year ended July 31, 1996 and the period ended July 31, 1995 were $417,140 and $141, respectively, for the European Small Company Fund and $102,029 and $2,012, respectively, for the Latin American Growth Fund. The aggregate amount of brokerage commission paid for the period March 1, 1996 (inception) through July 31, 1996 for the Asian Growth Fund was $105,714. The aggregate amount of brokerage commissions paid for the period January 2, 1997 (commencement of operations) through May 31, 1997 for the Realty Fund was $132,935. For the fiscal years ended July 31, 1996 and 1995, brokers providing research services received commissions on portfolio transactions of $32,164 and $27,515, respectively, for the Worldwide Capital Goods Fund and $64,810 and $39,843, respectively, for the Worldwide Communications Fund. For the fiscal year ended July 31, 1996 and the period ended July 31, 1995, brokers providing research services received commissions on portfolio transactions of $38 and $0, respectively, for the European Small Company Fund and $0 and $0, respectively, for the Latin American Growth Fund. For the period March 1, 1996 (inception) through July 31, 1996, brokers providing research services received commissions on portfolio transactions of $0 for the Asian Growth Fund. For the period January 2, 1997 (commencement of operations) through May 31, 1997, brokers providing research services received commissions on portfolio transactions of $0 for the Realty Fund. The aggregate amount of such portfolio transactions was $15,731,437 and $10,973,188, respectively, for the Worldwide Capital Goods Fund; $27,956,526 and $15,947,023, respectively, for the Worldwide Communications Fund; $19,063 and $0, respectively, for the European Small Company Fund; and $53,125 and $0, respectively, for the Latin American Growth Fund. For the period January 2, 1997 (commencement of operations) through May 31, 1997, the aggregate amount of such portfolio transactions for the Realty Fund was $0. The Funds paid no compensation to brokers for the sales of shares of the Funds during the year ended July 31, 1996.

      At July 31, 1996, the Funds held securities of their regular brokers or dealers, or their parents, as follows:

                                                                  Value of
                                                                  Securities
Fund                                Broker or Dealer              at 7/31/96
----                                ----------------              ----------
Capital Goods Fund                  State Street Bank and
                                    Trust North America            1,506,000

Communications Fund                 State Street Bank and
                                    Trust North America           11,109,000

Latin American Growth Fund          None

European Small Company Fund         None

Asian Growth Fund                   State Street Bank and
                                    Trust North America            1,485,000

      Neither IFG, INVESCO Trust, IAML, INVESCO Asia, IRAI nor World receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between IFG, INVESCO Trust, IAML, INVESCO Asia, IRAI and World, or any person affiliated with IFG, INVESCO Trust, IAML, INVESCO Asia, IRAI and World, or the Funds and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION


     Common Stock. The Company has ^ 800,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of the Capital Goods, Communications, European Small Company, Latin American Growth, Asian Growth and Realty Funds, and 200,000,000 shares have been allocated to the S&P 500 Index Fund -- 100,000,000 to each class. As of June 30, 1997, 1,605,932 shares of the Capital Goods Fund, 4,391,558 shares of the Communications Fund, 6,250,882 shares of the European Small Company Fund, 7,163,898 shares of the Latin American Growth Fund, 2,931,885 shares of the Asian Growth Fund, and 3,199,973 shares of the Realty Fund were outstanding. The S&P 500 Index Fund has been allocated 100,000,000 shares to each of its classes; however, no shares were outstanding as of the date of this Statement of Additional Information. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.

      Shares of each series represent the interests of the shareholders of such series or class of series in a particular portfolio of investments of the Company. Each series or class of series of the Company's shares is preferred over all other series or class of series with respect to the assets specifically allocated to that series or class of series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series or class of series. The assets of each series or class of series are segregated on the books of account and are charged with the liabilities of that series or class of series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among series and classes of series in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series or class of series. In the unlikely event that a liability allocable to one series or class of series exceeds the assets belonging to the series or class of series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series or class of series.

      All Fund shares^ have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of ^ September 1, 1997, the following entities held more than 5% of the Funds' outstanding equity securities.


                                           Amount and Nature       Percent
Name and Address                              of Ownership         of Class
----------------                           -----------------       --------

INVESCO Worldwide
Capital Goods Fund
------------------

Charles Schwab & Co. Inc.                     ^ 298,598.6010        16.957
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

FTC & Co.                                       146,372.8550         8.312
Attn: Datalynx
#B38
P.O. Box 5508
Denver, CO  80217

National Financial Services Corp.             ^ 144,767.7660         8.221
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty St. 5th Floor
New York, NY 10281
^

INVESCO Worldwide
Communications Fund
-------------------


Charles Schwab & Co. Inc.                     ^ 834,445.4410        20.099
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

INVESCO European
Small Company Fund
------------------




Charles Schwab & Co. Inc.                   ^ 1,596,683.2920        37.369
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   ^ 250,024.3490         5.852
 Securities Corp.
Mutual Funds
Fifth Floor
P.O. Box 2052
Jersey City, NJ 07303


INVESCO Latin American Growth Fund
----------------------------------


Charles Schwab & Co. Inc.                   ^ 2,517,360.4740        37.222
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

INVESCO Asian Growth Fund
-------------------------




Charles Schwab & Co. Inc.                     ^ 665,626.6810        29.381
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

INVESCO Realty Fund
-------------------




Charles Schwab & Co. Inc.                     ^ 567,709.6020        17.761
Special Custody Acct. for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104


     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Funds in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

      Transfer Agent. The Company is provided with transfer agent, registrar and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on July 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, Denver, Colorado, acts as special counsel to the Company.

      Financial Statements. The audited financial statements for the Communications, Capital Goods, European Small Company and Latin American Growth Funds for the fiscal year ended July 31, 1996 and for the Asian Growth Fund for the period ended July 31, 1996, and the notes thereto, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated by reference from the Company's Annual Report to Shareholders for the fiscal period ended July 31, 1996. The Company's unaudited financial statements for the Funds and the notes thereto are incorporated by reference from the Company's Semi-Annual Report to Shareholders for the period ended January 31, 1997. The unaudited financial statements for the Realty Fund for the period January 2, 1997 (commencement of operations) through May 31, 1997 are attached hereto.

      Prospectus. The Company will furnish, without charge, a copy of any Fund's Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the related Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If these Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the securities pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Funds and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to market."

     A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

APPENDIX B

BOND RATINGS


      The following is a description of ^ the Moody's and S&P bond rating categories:


Moody's Investors Service, Inc. Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


^ S&P Corporate Bond Ratings


      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

FINANCIAL STATEMENTS
INVESCO Specialty Funds, Inc. - Realty Fund
STATEMENT OF INVESTMENT SECURITIES
May 31,1997
UNAUDITED


                                                                                    Shares or
                                                               Industry             Principal
Description                                                       Code              Amount            Value
-----------                                                    --------             ---------         -----

COMMON STOCKS                                   100.00%
CANADA                                            3.92%
Four Seasons Hotels Ltd Voting Shrs                                 LH              11,600      $     301,600
Trizec Hahn                                                         RE              39,000            843,375
                                                                                                      -------
                                                                                                    1,144,975
                                                                                                -------------
HONG KONG                                         2.08%
Cheung Kong Holdings Ltd ADR                                        RE              18,300            186,294
New World Development Ltd Sponsored ADR                             RE              18,600            235,988
Sun Hung Kai Properties Ltd Sponsored ADR                           RE              15,100            185,618
                                                                                                      -------
                                                                                                      607,900
SINGAPORE                                         0.86%                                               -------
Singapore Land Ltd ADR                                              RE              49,000            250,223
                                                                                                      -------
UNITED STATES                                    93.14%
American General Hospitality                                        RE              39,600          1,024,650
Amerin Corp*                                                        FN              12,500            293,750
AMRESCO INC*                                                        FN              29,200            514,650
Arden Realty Group                                                  RE              30,900            799,537
Bay Apartment Communities                                           RE              15,040            530,160
Beacon Properties                                                   RE              32,500          1,007,500
Bedford Property Investors                                          RE              25,100            470,625
CBL & Associates Properties                                         RE              22,600            536,750
Cali Realty                                                         RE              18,600            551,025
Capstead Mortgage                                                   RE              12,700            304,800
Catellus Development*                                               RE              44,800            756,000
Centex Corp                                                         BD               3,600            143,550
Chelsea GCA Realty                                                  RE               8,200            298,275
Crescent Real Estate Equities                                       RE              22,200            604,950
Duke Realty Investments                                             RE              20,100            766,312






                                                                                    Shares or
                                                               Industry             Principal
Description                                                       Code              Amount            Value
------------                                                      ----              ------            -----
Equity Residential Properties Trust SBI                             RE              20,450            966,262
Essex Property Trust                                                RE              33,700            998,362
FelCor Suite Hotels                                                 RE              34,900          1,300,025
First Industrial Realty Trust                                       RE              37,700          1,112,150
Gables Residential Trust SBI                                        RE              21,400            535,000
Glenborough Realty Trust                                            RE              13,800            300,150
Healthcare Realty Trust                                             RE              27,700            720,200
Highwoods Properties                                                RE               9,100            275,275
Irvine Apartment Communities                                        RE              20,800            585,000
JDN Realty                                                          RE              13,500            389,812
JP Realty                                                           RE               5,000            129,375
Kilroy Realty                                                       RE              34,460            827,040
Kimco Realty                                                        RE              15,100            475,650
Koger Equity                                                        RE              41,000            681,625
Liberty Property Trust SBI                                          RE              41,400            993,600
MGI Properties                                                      RE              27,500            577,500
Meridian Industrial Trust                                           RE              15,100            347,300
Merry Land & Investment                                             RE              20,700            434,700
Patriot American Hospitality                                        RE              48,400          1,046,650
Prentiss Properties Trust SBI                                       RE              24,900            585,150
Price REIT                                                          RE              19,300            735,813
Public Storage                                                      RE              20,300            540,488
RFS Hotel Investors                                                 RE              18,100            337,113
Rouse Co                                                            RE              12,300            342,863
Shurgard Storage Centers Class A                                    RE              25,900            725,200
Simon DeBartolo Group                                               RE              23,630            714,808
Starwood Lodging Trust SBI                                          RE              10,000            372,500
Sun Communities                                                     RE              16,100            525,263
Sunstone Hotel Investors                                            RE              28,100            358,275
TriNet Corporate Realty Trust                                       RE              20,100            658,275
                                                                                                      -------
                                                                                                   27,193,958
                                                                                                -------------

TOTAL INVESTMENT
   SECURITIES AT VALUE                          100.00%
   (Cost $29,634,349#)                                                                          $  29,197,056
                                                                                                =============

*     Security is non-income producing.
#     Also represents cost for income tax purposes.

Summary of Investments by Industry



                                                                                      % of
                                                                  Industry          Investment
Industry                                                            Code            Securities          Value
---------                                                         ------            ----------        -----------
Building Materials                                                   BD                  0.49%        $   143,550
Financial                                                            FN                  2.77%            808,400
Lodging - Hotels                                                     LH                  1.03%            301,600
Real Estate Investment Trust                                         RE                 95.71%         27,943,506
                                                                                    ----------        ------------
                                                                                       100.00%        $29,197,056

See Notes to Financial Statements

INVESCO Specialty Funds, Inc. - Realty Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $29,634,349)                                            $   29,197,056
Receivables:
   Investment Securities Sold                                           580,973
   Fund Shares Sold                                                     156,161
   Dividends and Interest                                                 5,567
Prepaid Expenses                                                         95,689
                                                                     -----------
TOTAL ASSETS                                                         30,035,446
                                                                 ---------------
LIABILITIES
Payables:
   Custodian                                                            491,024
   Investment Securities Purchased                                      148,973
   Fund Shares Repurchased                                              482,160
Accrued Distribution Expenses                                             6,234
Accrued Expenses and Other Payables                                      14,895
                                                                      ----------
TOTAL LIABILITIES                                                     1,143,286
                                                                      ----------
Net Assets at Value                                              $   28,892,160
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                 $   29,931,039
Accumulated Undistributed Net Investment Income                          37,302
Accumulated Undistributed Net Realized Loss on Investment
   Securities and Foreign Currency Transactions                        (638,888)
Net Depreciation of Investment Securities and
   Foreign Currency Transactions                                       (437,293)
Net Assets at Value                                              $   28,892,160
                                                                 ===============
Net Asset Value, Offering and Redemption
   Price per Share                                                        $9.95
                                                                     ===========

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 2,902,326 were outstanding at May 31, 1997.

See Notes to Financial Statements

INVESCO Specialty Funds, Inc. - Realty Fund
STATEMENT OF OPERATIONS
Period Ended May 31, 1997 (Note 1)
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                         $     476,315
Interest                                                                 36,042
                                                                        --------
   TOTAL INCOME                                                         512,357
                                                                        --------
EXPENSES
Investment Advisory Fees                                                 72,430
Distribution Expenses                                                    24,143
Transfer Agent Fees                                                      45,182
Administrative Fees                                                       4,782
Custodian Fees and Expenses                                               7,961
Directors' Fees and Expenses                                              1,313
Professional Fees and Expenses                                           15,810
Registration Fees and Expenses                                           12,758
Reports to Shareholders                                                   1,595
Other Expenses                                                              354
                                                                        --------
   TOTAL EXPENSES                                                       186,328
   Fees and Expenses Absorbed by Investment Adviser                     (57,277)
                                                                        --------
      NET EXPENSES                                                      129,051
                                                                        --------
NET INVESTMENT INCOME                                                   383,306
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities
   and Foreign Currency Transactions                                   (638,888)
Change in Net Depreciation of Investment Securities
   and Foreign Currency Transactions                                   (437,293)
                                                                 ---------------
NET LOSS ON INVESTMENT SECURITIES                                    (1,076,181)
                                                                 ---------------
Net Decrease in Net Assets from Operations                       $     (692,875)
                                                                 ===============

See Notes to Financial Statements

INVESCO Specialty Funds, Inc. - Realty Fund
STATEMENT OF CHANGES IN NET ASSETS
Period Ended May 31, 1997 (Note 1)
UNAUDITED

OPERATIONS
Net Investment Income                                            $      383,306
Net Realized Loss
   on Investment Securities and
   Foreign Currency Transactions                                       (638,888)
Change in Net Depreciation of Investment
   Securities and Foreign Currency
   Transactions                                                        (437,293)
                                                                       ---------
NET DECREASE IN NET
   ASSETS FROM OPERATIONS                                              (692,875)
                                                                       ---------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                          (346,004)
                                                                       ---------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                        62,630,582
Reinvestment of Distributions                                           341,038
                                                                      ----------
                                                                     62,971,620
Amounts Paid for Repurchases of Shares                              (33,040,581)
                                                                 ---------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                           29,931,039
Total Increase in Net Assets                                         28,892,160
NET ASSETS
Beginning of Period                                                           0
                                                                      ----------
End of Period (Including
   Accumulated Undistributed Net
   Investment Income of $37,302)                                 $   28,892,160
                                                                 ===============

FUND SHARE TRANSACTIONS
Shares Sold                                                           6,127,517
Shares Issued from Reinvestment of Distributions                         35,636
                                                                        --------
                                                                      6,163,153
Shares Repurchased                                                   (3,260,827)
                                                                 ---------------
Net Increase in Fund Shares                                           2,902,326
                                                                 ===============
See Notes to Financial Statements

INVESCO Specialty Funds, Inc. - Realty Fund
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout the Period)
Period Ended May 31, 1997 (Note 1)
UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period                            $     10.00
                                                                  -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.13
Net Losses on Securities
   (Both Realized and Unrealized)                                       (0.06)
                                                                  ------------
Total from Investment Operations                                         0.07
                                                                  -----------
LESS DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                                                0.12
                                                                  -----------
Net Asset Value -- End of Period                                  $      9.95
                                                                  ===========

TOTAL RETURN*                                                           0.75%*

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $28,892
Ratio of Expenses to Average Net Assets#                                0.49%*@
Ratio of Net Investment Income to
   Average Net Assets#                                                  1.47%*
Portfolio Turnover Rate*                                                  57%*
Average Commission Rate Paid^^                                        $0.0537*

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the period ended May 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.71% (not annualized) and ratio of net investment income to average net assets would have been 1.25% (not annualized).

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

INVESCO Specialty Funds, Inc. -- Realty Fund
NOTES TO FINANCIAL STATEMENTS
UNAUDITED
NOTE 1 -- ORGANIZATION AND SIGNIFICANT  ACCOUNTING  POLICIES.  INVESCO Specialty
Funds, Inc., was incorporated in Maryland and presently consists of seven separate Funds: Asian Growth Fund, European Small Company Fund, Latin American Growth Fund, Realty Fund, Worldwide Capital Goods Fund and Worldwide
Communications Fund. Realty Fund (the "Fund") is presented herein. The investment objective of the Fund is to achieve current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Investment operations of the Fund commenced on January 2, 1997.
      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
            Foreign  securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
            If market  quotations or pricing service  valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
            Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium is recorded on the accrual basis. Cost is determined on the specific identification basis.

            The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations  from  currency  exchange  rates and  fluctuations  in market value.
            The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
C. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
            To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
            Dividends  paid  by  the  Fund  from  net   investment   income  and
      distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
            Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
E. FORWARD FOREIGN CURRENCY CONTRACTS-- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of the Fund's average net assets.

      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("INVESCO Realty"), an affiliate of IFG, investment decisions of the Fund are made by INVESCO Realty. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      A plan of distribution pursuant to Rule 12b-1 of the Act has provided for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to compensate the Distributor for actual expenditures incurred within a rolling twenty-four-month period ending December 31, 1998 for the Fund and for a rolling twelve-month period thereafter. For the period ended May 31, 1997, the Fund paid the distributor $17,909 for compensation of expenses incurred.
      IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $46,096,107 and $15,822,856, respectively.
     There were no purchases or sales of U.S. Government securities.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At May 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $583,959 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $1,021,252, resulting in net depreciation of $437,293.
NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or INVESCO Realty.
     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
      Pension expenses for the period ended May 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were insignificant.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 1997, there were no such borrowings.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------
                  (1)   Financial statements and
                        schedules included in
                        Prospectus (Part A):

                        None.

                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation
                                                                  ----------

                  (2)   Unaudited Statement of                        91
                        Investment Securities for the
                        Realty Fund as of May 31,
                        1997.

                        Unaudited Statement of Assets                 94
                        and Liabilities for the Realty
                        Fund as of May 31, 1997.

                        Unaudited Statement of                        95
                        Operations for the Realty Fund
                        for the period January 2, 1997
                        (commencement of operations)
                        through May 31, 1997.

                        Unaudited Statement of Changes                96
                        in Net Assets for the Realty
                        Fund for the period January 2,
                        1997 (commencement of
                        operations) through May 31,
                        1997.

                        Unaudited Financial Highlights                97
                        for the Realty Fund for
                        the period January 2, 1997
                        (commencement of operations)
                        through May 31, 1997.

                        The following financial
                        statements for the Worldwide
                        Communications, Worldwide
                        Capital Goods, European Small
                        Company, Latin American Growth
                        and Asian Growth Funds and the
                        notes thereto for the period
                        ended July 31, 1996, and the
                        report of Price Waterhouse LLP
                        with respect to such financial
                        statements, are incorporated
                        herein by reference from the
                        Company's Annual Report to
                        Shareholders for the fiscal
                        year ended July 31, 1996:
                        Statement of Investment
                        Securities as of July 31,
                        1996; Statement of Assets
                        and Liabilities as of July 31,
                        1996; Statement of Operations
                        for the year ended July 31,
                        1996 ^ for the European Small
                        Company, Latin American Growth,
                        Worldwide Capital Goods
                        and Worldwide Communications
                        Funds and for the period ended
                        July 31, ^ 1996 for the Asian
                        Growth Fund; Statement of Changes
                        in Net Assets for the year ended
                        July 31, 1996 and ^ July 31,
                        1995 for the Worldwide Capital
                        Goods and Worldwide
                        Communications Funds, for the
                        year ended July 31, 1996 and
                        the period ended July 31, 1995
                        for the European Small Company
                        and Latin American Growth Funds
                        and for the period ended July 31,
                        1996 for the Asian Growth Fund;
                        and Financial Highlights for the
                        year ended July 31, 1996 and
                        July 31, 1995 for the Worldwide
                        Capital Goods and Worldwide
                        Communications Funds, for the
                        year ended July 31, 1996 and the
                        period ended July 31, 1995 for
                        the European Small Company and
                        Latin American Growth Funds and
                        for the period ended July 31,
                        1996 for the Asian Growth Fund.

                        The following unaudited
                        financial statements for the
                        Worldwide Communications,
                        Worldwide Capital Goods,
                        European Small Company,
                        Latin American Growth, Asian
                        Growth and Realty Funds and
                        the notes thereto for the
                        period ended January 31, 1997
                        are incorporated by reference
                        from the Company's Semi-Annual
                        Report to Shareholders for the
                        period ended January 31, 1997;
                        Statement of Investment
                        Securities as of January 31,
                        1997;  Statement of Assets
                        and Liabilities as of January
                        31, 1997; Statement of
                        Operations as of January 31,
                        1997;  Statement of Changes
                        in Net Assets as of January
                        31, 1997; and Financial
                        Highlights as of January 31,
                        1997.

                  (3)   Financial statements and
                        schedules included in Part C:

                        None

            (b)   Exhibits:

                  (1)   (a) Articles of Incorporation
                        (Charter).(3)

                        (b) Articles Supplementary to
                        the Company's Articles of
                        Incorporation dated January 6,
                        1995.(3)

                        (c) Articles supplementary to
                        the Company's Articles of
                        Incorporation dated June 20,
                        1995.(3)

                        (d) Articles Supplementary to
                        the Company's Articles of
                        Incorporation dated November
                        7, 1996.(4)

                        (e) ^ Articles Supplementary
                        to the Company's  Articles
                        of Incorporation dated
                        ^ September 25, 1997.


                  (2)   Bylaws.(3)

                  (3)   Not applicable.

                  (4)   Not required to be filed on
                        EDGAR.


                  (5)   (a) Investment Advisory
                        Agreement Between Registrant
                        and INVESCO Funds Group, Inc.
                        dated February 28, ^ 1997.(5)

                              (i) ^ Amendment to
                              Investment Advisory
                              Agreement dated ^ October
                              1, 1997.


                        (b) Sub-Advisory Agreement
                        Between INVESCO Funds Group,
                        Inc. and INVESCO Trust Company
                        dated February 28, 1997.(4)

                        (c) Sub-advisory Agreement
                        between INVESCO Funds Group,
                        Inc. and INVESCO Asia Ltd.
                        dated February 28, 1997.(4)

                        (d) Sub-advisory Agreement
                        between INVESCO Funds Group,
                        Inc. and INVESCO Asset
                        Management Limited dated
                        February 28, 1997.(4)


                        (e) Sub-Advisory Agreement
                        between INVESCO Funds Group,
                        Inc. and INVESCO Realty
                        Advisors dated ^ February 28,
                        1997.(4)

                        (f) ^ Sub-Advisory Agreement
                        between INVESCO Funds Group,
                        Inc. and World Asset
                        Management.


                  (6)   (a)   Distribution Agreement
                              Between Registrant and
                              INVESCO Funds Group, Inc.
                              dated February 28, 1997.(4)

                        (b)   Form of Distribution
                              Agreement Between
                              Registrant and
                              INVESCO
                              Distributors, Inc.
                              dated _____________.


                  (7)   Defined Benefit Deferred
                        Compensation Plan for Non-
                        Interested Directors and
                        Trustees.(4)

                  (8)   Custody Agreement Between
                        Registrant and State Street
                        Bank and Trust Company dated
                        May 2, 1994.(3)

                        (a) Amendment to Custody
                        Agreement dated October 25,
                        1995.(3)


                        (b) Data Access Services ^
                        Addendum.(5)


                  (9)   (a) Transfer Agency Agreement
                        Between Registrant and INVESCO
                        Funds Group, Inc. dated
                        February 28, 1997.(4)

                        (b) Administrative Services
                        Agreement between Registrant
                        and INVESCO Funds Group, Inc.
                        dated February 28, 1997.(4)

                  (10)  Opinion and consent of counsel
                        as to the legality of the
                        securities being registered,
                        indicating whether they will,
                        when sold, be legally issued,
                        fully paid and nonassessable
                        dated May 18, 1994.(4)

                  (11)  Consent of Independent
                        Accountants.

                  (12)  Not applicable.

                  (13)  Not applicable.

                  (14)  Copies of model plans used in
                        the establishment of
                        retirement plans as follows:
                        Non-standardized Profit
                        Sharing Plan; Non-standardized
                        Money Purchase Pension Plan;
                        Standardized Profit Sharing
                        Plan Adoption Agreement;
                        Standardized Money Purchase
                        Pension Plan; Non-standardized
                        401(k) Plan Adoption
                        Agreement; Standardized 401(k)
                        Paired Profit Sharing Plan;
                        Standardized Simplified Profit
                        Sharing Plan; Standardized
                        Simplified Money Purchase
                        Plan; Defined Contribution
                        Master Plan & Trust Agreement;
                        and Financial 403(b)
                        Retirement Plan, all filed
                        with Registration Statement
                        No. 33-63498 of INVESCO
                        International Funds, Inc.
                        filed May 27, 1993, and herein
                        incorporated by reference.


                  (15)  (a) Plan and Agreement of
                            Distribution dated May 2,
                            1994 adopted pursuant to
                            Rule 12b-1 under the
                            Investment Company Act of
                            1940.(1)

                              ^(i)  Amendment of Plan
                                    and Agreement of
                                    Distribution dated
                                    July 19, 1995.(1)

                              ^(ii)   Amended Plan and
                                      Agreement of
                                      Distribution
                                      Pursuant to 12b-1
                                      dated January 1,
                                      1997.(4)

                        (b)   Form of Plan and
                              Agreement of
                              Distribution dated
                              __________________
                              between the
                              Registrant and
                              INVESCO
                              Distributors, Inc.
                              adopted pursuant to
                              Rule 12b-1 under the
                              Investment Company
                              Act of 1940.


                  (16)  (a)   Schedule for Computation
                              of Performance Data for
                              Worldwide Capital Goods
                              Fund.(4)

                        (b)   Schedule for Computation
                              of Performance Data for
                              Worldwide Communications
                              Fund.(4)

                  (17)  (a)   Financial Data Schedule
                              for Worldwide Capital
                              Goods Fund for the period
                              ended January 31, 1997.

                        (b)   Financial Data Schedule
                              for Worldwide Communications
                              Fund for the period ended
                              January 31, 1997.

                        (c)   Financial Data Schedule
                              for Latin American Growth
                              Fund for the period ended
                              January 31, 1997.

                        (d)   Financial Data Schedule
                              for European Small
                              Company Fund for the
                              period ended January 31,
                              1997.

                        (e)   Financial Data Schedule
                              for Asian Growth Fund for
                              the period ended January 31,
                              1997.

                        (f)   Financial Data Schedule
                              for Realty Fund for the
                              period January 2, 1997
                              through May 31, 1997.


                  (18)  ^ Form of Plan Pursuant to Rule 18f-3
                        under the Investment Company Act
                        of 1940 by the Registrant adopted
                        by the Board of Directors May 16,
                        1997.


---------------

(1)Previously filed on EDGAR with Post-Effective Amendment No. 6 to the Registration Statement on August 30, 1995, and incorporated by reference herein.

(2)Previously filed on EDGAR with Post-Effective Amendment No. 9 to the Registration Statement on October 11, 1996, and incorporated by reference herein.

(3)Previously filed on EDGAR with Post-Effective Amendment No. 10 to the Registration Statement on November 22, 1996, and incorporated by reference herein.

(4)Previously filed on EDGAR with Post-Effective Amendment No. 11 to the Registration Statement on June 27, 1997, and incorporated by reference herein.


(5)Previously filed on EDGAR with Post-Effective Amendment No. 12 to the Registration Statement on July 16, 1997, and incorporated by reference herein.


Item 25.    Persons Controlled by or Under Common Control With
            Registrant

            No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities



                                                           Number of Record
                                                           Holders as of
            Title of Class                               ^ September 1, 1997
            --------------                                 -----------------
            INVESCO Worldwide Capital Goods Fund                 ^ 2,219
            INVESCO Worldwide Communications Fund                ^ 9,254
            INVESCO European Small Company Fund                  ^ 8,686
            INVESCO Latin American Growth Fund                  ^ 11,571
            INVESCO Asian Growth Fund                            ^ 4,233
            INVESCO Realty Fund                                  ^ 5,943


Item 27.    Indemnification

      Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser

            See "The Funds and Their Management" in the Funds' Prospectuses and in the Statement of Additional Information for information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of INVESCO Funds Group, Inc., reference is made to the Schedule Ds to the Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Funds Group, Inc., which schedules are herein incorporated by reference.

Item 29.    Principal Underwriters

            (a)   INVESCO Capital Appreciation Funds, Inc.
                  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)

                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          -------------


Charles W. Brady                                              Chairman of
1315 Peachtree ^ St. NE                                       the Board
Atlanta, GA  30309

Frederick W. Braley                    Chief Financial
400 Colony Square, Suite 2200          Officer and
1201 Peachtree St., N.E.               Treasurer
Atlanta, GA 30361

Scott P. Brogan                        Senior Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361

Darryl ^ Celkupa                       Vice President
7800 E. Union Avenue
Denver, CO 80237

Rayane S. Clark                        Vice President -
400 Colony Square, Suite 2200          Defined Contribu-
1201 Peachtree St., N.E.               tions, Operations
Atlanta, GA 30361

M. Anthony Cox                         Senior Vice
1315 Peachtree St., N.E.               President
Atlanta, GA  30309

Robert D. Cromwell                     ^ Regional Vice
7800 E. Union Avenue                   President
Denver, CO  80237

^ Mary Ann Dallenbach                  Senior Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361

                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          -------------


Douglas P. Dohm                        Regional Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361

William J. Galvin, Jr.                 Senior Vice            Assistant
7800 E. Union Avenue                   President              Secretary
Denver, CO  80237

Ronald L. Grooms                       Senior Vice            Treasurer,
7800 E. Union Avenue                   President &            Chief Fin'l
Denver, CO  80237                      Treasurer              Officer, and
                                                              Chief Acctg.
                                                              Off.

Hubert L. Harris, Jr.                  Director               Director
1315 Peachtree Street NE
Atlanta, GA  30309

Dan J. Hesser                          Chairman of the        President,
7800 E. Union Avenue                   Board, President,      CEO & Dir.
Denver, CO  80237                      Chief Executive
                                       Officer, &
                                       Director

Thomas M. Hurley                       Vice President
7800 E. Union Avenue
Denver, CO  80237


Gregory E. Hyde                        Vice President
7800 E. Union Avenue
Denver, CO  80237


Joseph B. Jennings                     Senior Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361

                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          -------------

Mark A. Jones                          Senior Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361

Jeraldine E. Kraus                     Assistant ^
7800 E. Union Avenue                   Secretary
Denver, CO  80237

Michael D. Legoski                     ^ Assistant Vice
7800 E. Union Avenue                   President
Denver, CO  80237

James F. Lummanick                     Vice President;
7800 E. Union Avenue                   ^ Assistant
^ Denver, CO  80237                    General Counsel

Barbara L. March                       Senior Vice
400 Colony Square, Suite 2200          President
1201 Peachtree St., N.E.
Atlanta, GA 30361


Charles P. Mayer                       Director
7800 E. Union Avenue
Denver, CO 80237

Robert J. O'Connor                     Director
1201 Peachtree Street NE
Atlanta, GA  30361


^


Laura M. Parsons                       Vice President
7800 E. Union Avenue
Denver, CO  80237


Glen A. Payne                          Senior Vice            Secretary ^
7800 E. Union Avenue                   President,
Denver, CO  80237                      Secretary &
                                       General Counsel

                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          -------------


^ Kent Schmeckpepper                   Assistant Vice
7800 E. Union Avenue                   President
Denver, CO  80237


Terri Berg Smith                       Vice President
7800 E. Union Avenue
Denver, CO  80237


^ Tane T. Tyler                        Asst. Vice
7800 E. Union Avenue                   ^ President
Denver, CO  80237


Alan I. Watson                         Vice President         Asst. Sec.
7800 E. Union Avenue
Denver, CO  80237

Judy P. Wiese                          Vice President         Asst. Treas.
7800 E. Union Avenue
Denver, CO  80237


Allyson B. Zoellner                    Vice President
7800 E. Union Avenue
Denver, CO  ^ 80239
^

            (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Dan J. Hesser
            7800 E. Union Avenue
            Denver, CO  80237

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


            (b) The Registrant hereby undertakes to file a post-effective amendment containing reasonably current financial statements for INVESCO S&P 500 Index Fund within four to six months from the effective date of Post-Effective Amendment No. ^ 13.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^ 1st day of ^ October, 1997.


Attest:                                   INVESCO Specialty Funds, Inc.

/s/ Glen A. Payne                         /s/ Dan J. Hesser
------------------------------------      ------------------------------------
Glen A. Payne, Secretary                  Dan J. Hesser, President


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^ 1st day of ^ October, 1997.


/s/ Dan J. Hesser                         /s/ Lawrence H. Budner
------------------------------------      ------------------------------------
Dan J. Hesser, President &                Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
------------------------------------      ------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and
Accounting Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------      ------------------------------------
Victor L. Andrews, Trustee                Fred A. Deering, Director

/s/ Bob R. Baker                          /s/ Larry Soll
------------------------------------      ------------------------------------
Bob R. Baker, Director                    Larry Soll, Director

/s/ Charles W. Brady                      /s/ Kenneth T. King
------------------------------------      ------------------------------------
Charles W. Brady, Director                Kenneth T. King, Director


/s/ Hubert L. Harris, Jr.                 /s/ John W. McIntyre
------------------------------------      ------------------------------------
Hubert L. Harris, Jr. Director            John W. McIntyre, Director

/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director


By*                                       By*   /s/ Glen A. Payne
    --------------------------------            -----------------------------
      Edward F. O'Keefe                         Glen A. Payne
      Attorney in Fact                          Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Wendy L. Gramm) have been filed with the Securities and Exchange Commission on May 23, 1994, June 22, 1995, August 25, 1995, August 30, 1996, November 22, 1996 and June 27, 1997.

                                 Exhibit Index

                                                       Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------

      1(e)                                                116
      ^ 5(a)(i)                                           118
      5(f)                                                119
      ^ 6(b)                                              126
      11                                                  135
      ^ 15(b)                                             136
      17(a)                                               141
      17(b)                                               142
      17(c)                                               143
      17(d)                                               144
      17(e)                                               145
      17(f)                                               146
      18                                                  147

      99.POA GRAMM                                        150